UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 1, 2009
ADVANCED VIRAL RESEARCH CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-18293	59-2646820

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Six Executive Plaza, Ste. 283, Yonkers, New York	10701

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 914-376-7383
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
On June 1, 2009, the independent registered public accounting firm of Advanced Viral Research Corp. (the “Company”), Rachlin LLP (“Rachlin”), merged with and into Marcum LLP (the “Merger”) and began practicing in Florida as “MarcumRachlin, a division of Marcum LLP” (“MarcumRachlin”). Accordingly, effective June 1, 2009, Rachlin ceased to act as the Company’s independent registered public accounting firm and MarcumRachlin became the Company’s independent registered public accounting firm. This change in the Company’s independent registered public accounting firm was accepted by the Company’s Board of Directors.
The principal accountant’s reports of Rachlin on the consolidated financial statements of the Company as at and for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2008 and 2007 and through the effective time of the Merger, there were no disagreements with Rachlin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Rachlin’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the fiscal years ended December 31, 2008 and 2007 and through June 1, 2009, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.
During the fiscal years ended December 31, 2008 and 2007 and through the effective time of the Merger, the Company did not consult with Marcum LLP or MarcumRachlin with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.
The Company provided Rachlin with a copy of the foregoing disclosure and requested Rachlin to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated June 4, 2009, furnished by MarcumRachlin as successor to Rachlin, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
16.1	Letter dated June 4, 2009 from MarcumRachlin, a division of Marcum LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED VIRAL RESEARCH CORP.
June 5, 2009	By:	Stephen M. Elliston
		Name:	Stephen M. Elliston
		Title:	President

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated June 4, 2009 from MarcumRachlin, a division of Marcum LLP.

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